As filed with the U.S. Securities and Exchange Commission on November 7, 2022

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22668

ETF Series Solutions
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Kristina R. Nelson

ETF Series Solutions

615 East Michigan Street

Milwaukee, WI 53202
(Name and address of agent for service)

414-516-1645

Registrant's telephone number, including area code

Date of fiscal year end: February 28

Date of reporting period: August 31, 2022

Item 1. Reports to Stockholders.

(a)

Hoya Capital Housing ETF

Ticker: HOMZ

Hoya Capital High Dividend Yield ETF

Ticker: RIET

Semi-Annual Report

August 31, 2022

Hoya Capital ETFs

Hoya Capital ETFs

Letters to Shareholders
(Unaudited)

Dear Shareholders,

On behalf of the entire Hoya Capital Real Estate team, we want to express our gratitude for the confidence you have placed in the Hoya Capital Housing ETF (“HOMZ” or the “Fund”). The following information pertains to the period from March 1, 2022 through August 31, 2022 (the “current fiscal period”).

HOMZ offers diversified exposure across the U.S. housing sector, one of the largest and most critical asset classes in the world. The Fund seeks to track the total return performance, before fees and expenses, of the Hoya Capital Housing 100TM Index (the “Index”). The Index is a rules-based index designed to track the 100 companies that collectively represent the performance of the U.S. Housing Industry including homebuilders, residential real estate investment trusts (“REITs”), home improvement companies, and real estate services and technology firms.

During this current fiscal period, the market value and net asset value (“NAV”) for HOMZ generated a cumulative total return of -13.94% and -14.13%, respectively, compared to a return of -7.89% on the S&P MidCap 400® Index and -8.84% on the S&P 500® Index. The Hoya Capital Housing 100TM Index returned -14.02% during the current fiscal period. Meanwhile, outstanding shares ended the current fiscal period at 1,175,000.

The fiscal period was defined by several prevailing macroeconomic themes as the positive tailwinds from the waning of the global coronavirus pandemic and from significant fiscal stimulus were offset by the negative effects of inflation, geopolitical challenges, and tightening monetary policy. Of note, the annual increase in the U.S. Consumer Price Index climbed to the highest level since the early 1980s,1 which prompted the Federal Reserve to aggressively raise benchmark interest rates in an effort to contain inflation, which generally contributed to downward pressure on financial assets across the risk and maturity spectrum.

High levels of consumer price inflation were aggravated by ongoing supply chain issues related to the lingering effects of the pandemic and by the Russian invasion of Ukraine, which contributed to a weakening of real economic output. Despite strong labor market conditions throughout the period, the United States recorded two consecutive quarters of negative real Gross Domestic Product (“GDP”) growth in the first and second quarters of 2022.2 Despite the GDP contraction, market pricing reflected expectations of U.S. outperformance as economic conditions become more unsettled in Europe and Asia later in the fiscal period, evidenced by the strengthening of the U.S. Dollar to two-decade highs.3

Relative to the broader economy, the U.S. housing industry experienced more direct and immediate impacts from the Federal Reserve’s rate hiking cycle during the fiscal period. The 30-Year Fixed Mortgage Rate increased dramatically during the period

Hoya Capital ETFs

Letters to Shareholders
(Unaudited) (Continued)

– rising from 3.76% in the first week to 5.66% in the final week4– a historically swift increase in rates that priced many potential homebuyers out of the market, leading to a significant cooldown in the pace of home sales. Existing Home Sales declined sequentially in all six months of the fiscal period and were lower by 19.9% on a year-over-year basis in August5, the final month of the period.

New home construction activity also cooled during the period - particularly in the single-family segment - as Private Housing Starts on single-family homes were lower by 14.6% in August, declining to levels below that of late 2019 before the pandemic.6 Home price appreciation also cooled considerably and turned negative on a month-over-month basis in many markets later in the period. The Case-Shiller US National Home Price Index declined 0.2% in July from the prior month, which was the first month-over-month decline since February 2012.7

Leading detractors to the Fund’s performance during the current fiscal period included the Homebuilders and the Real Estate Technology, Brokerage & Services sectors. For the Real Estate Technology, Brokerage & Services sectors, performance was negatively impacted by the slowdown in the pace of single-family home sales and by multiple compression across many technology-related equities during the period. The declines for the sector were partially offset by positive contributions related to merger and acquisition activity with Black Knight agreeing to be acquired by Intercontinental Exchange.

The Homebuilder sector was negatively impacted by this sharp rise in mortgage rates, which resulted in a significant slowdown in new order activity and an uptick in cancellation rates on existing orders. The slowdown in activity follows a period in which homebuilders emerged as one of the more significant leaders of the early post-pandemic recovery. Of note, despite the cooldown in recent months, housing inventory levels remain near historic lows across most metrics due to the lingering effects of the significant underbuilding of single-family homes throughout the 2010s. In August, the Median Number of Months on Sales Market for Newly Completed Homes stood at just 1.7 months – the lowest-level on record.8

Amid this lingering housing shortage, demographic trends over the next decade are highly supportive of significant growth in housing demand, which we believe will necessitate significantly higher levels of new home construction activity. Additionally, we believe that home-centric behavioral changes resulting from the pandemic – and the increased value and attention that consumers dedicate towards their homes – will exhibit a high degree of persistence, resulting in higher sustained levels of investments on home improvement and physical space upgrades.

Hoya Capital ETFs

Letters to Shareholders
(Unaudited) (Continued)

Despite the slowdown in single-family markets, total household formation remained on a positive trajectory, consistent with the historical correlation between household formations and employment levels. More than 600,000 new U.S. households were formed in the first half of 20229, and as a result, the slowdown in the single-family market was largely offset by strength in the rental markets, which positively impacted the Residential REIT sector. According to Yardi, year-over-year rent growth for apartments averaged 10.9% in August while rent growth on single-family properties averaged 9.5%.10

During the current fiscal period, the Property, Title & Mortgage Insurers and the Home Improvement Retailers sectors were the leading contributor to the fund’s performance. Property, Title & Mortgage Insurers benefited from expectations of earnings growth resulting from the increase in benchmark interest rates and from a generally benign risk environment during the period. Delinquency rates on home mortgages stood at just 2.79% in August – just barely above the record-low levels set earlier in the period according to data and analytics firm Black Knight.11

Meanwhile, the Home Improvement Retailers sector benefited from a continuation of home-centric behavioral changes in which consumers – particularly those with work-from-home and remote-study arrangements - invested heavily in home improvement. The gradual easing of supply chain constraints later in the period also contributed to the realization of previously-deferred home repair and remodeling activity, a trend that we expect to continue given the aging of the American housing stock, a byproduct of low levels of new home construction activity in the 2010s.

We continue to see a compelling long-term investment case for HOMZ over the next decade and beyond as the combination of historically low housing supply, the continued aging of the U.S. housing stock, and strong secular demand provide a favorable long-term macroeconomic backdrop for companies across the U.S. housing industry – tailwinds that will be enhanced by advancements in property technology which will significantly improve the efficiency, productivity, and margins of the housing industry at large.

Further, HOMZ is the lowest-cost ETF out of five funds in its ETFdb segment as of the end of the period,12 and given the ever-present uncertainty, we believe that capturing balanced and diversified exposure across the entire housing sector – homebuilders, rental operators, home improvement, and housing technology firms - is optimized to efficiently capture these thematic growth trends.

Hoya Capital ETFs

Letters to Shareholders
(Unaudited) (Continued)

Thank you once again and we look forward to keeping you well informed.

Sincerely,
Alex Pettee, CFA
President & Director of Research and ETFs
Hoya Capital Real Estate, Adviser to the Fund

Must be preceded or accompanied by a prospectus.

Investing involves risks. Principal loss is possible. The Fund is not actively managed. The Fund’s investments will be concentrated in housing and real estate-related industries. Investments in real estate companies and the construction and housing industry involve unique risks. Real estate companies, including REITs, may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. Many factors may affect real estate values, including the availability of mortgages and changes in interest rates. Real estate companies are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. The construction and housing industry can be significantly affected by the real estate markets. Compared to large cap companies, small and mid- capitalizations companies may be less stable, and their securities may be more volatile and less liquid. As with all ETFs, Shares may be bought and sold in the secondary market at market prices and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility.

Short term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns.

The S&P 500® Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

The S&P Mid-Cap 400® Index, also known as the S&P 400 Index, is a broad-based unmanaged index of approximately 400 mid-capitalization stocks which is widely recognized as representative of the mid-cap segment of the U.S. equity market.

1 U.S. Bureau of Labor Statistics, Consumer Price Index for All Urban Consumers: All Items in U.S. City Average. August 2022. (Release Date: September 13, 2022). Consumer Price Index for All Urban Consumers: All Items is a price index of a basket of goods and services paid by urban consumers. Percent changes in the price index measure the inflation rate between any two time periods. The most common inflation metric is the percent change from one year ago.

2 U.S. Bureau of Economic Analysis, Real Gross Domestic Product. Second Quarter, 2022. (Release Date: August 25, 2022). Real gross domestic product is the inflation adjusted value of the goods and services produced by labor and property located in the United States.

3 The U.S. Dollar Index (DXY) is an index of the value of the United States dollar relative to a basket of foreign currencies, often referred to as a basket of U.S. trade partners’ currencies. The Index goes up when the U.S. dollar gains “strength” (value) when compared to other currencies.

4 Freddie Mac, 30-Year Fixed Rate Mortgage Average in the United States. Retrieved on September 26, 2022.

Hoya Capital ETFs

Letters to Shareholders
(Unaudited) (Continued)

5 National Association of Realtors, Existing Home Sales. August 2022. (Release Date: September 21, 2022) The National Association of Realtors monthly housing indicators are based on a representative sample of local boards and multiple listing services. Sales volume, inventory, and price levels for existing homes are measured for the US in aggregate and by census region. Existing homes, unlike new homes, are homes that are owned and occupied before coming onto the market.

6 U.S. Census Bureau and U.S. Department of Housing and Urban Development, New Privately-Owned Housing Units Started: Single-Family Units. August 2022. (Release Date: September 20, 2022). As provided by the Census, start occurs when excavation begins for the footings or foundation of a building.

7 S&P Dow Jones Indices LLC, S&P/Case-Shiller U.S. National Home Price Index. July 2022. (Release Date: September 27, 2022). The Case-Shiller Index, formally known as the S&P CoreLogic Case-Shiller U.S. National Home Price Index, is an economic indicator that measures the change in value of U.S. single-family homes on a monthly basis.

8 U.S. Census Bureau and U.S. Department of Housing and Urban Development, Median Number of Months on Sales Market for Newly Completed Homes. August 2022. (Release Date: September 27, 2022). New Home Sales, published monthly by the United States Census Bureau, is an economic indicator that measures sales of newly built homes.

9 U.S. Census Bureau, Household Estimates. Second Quarter 2022. (Release Date: August 2, 2022).

10 Yardi, “Matrix Multifamily National Report - August 2022.” (Release Date: September 8, 2022). National rent values and occupancy levels are derived from 136 markets tracked by Yardi.

11 Black Knight, “Black Knight’s First Look At August 2022 Mortgage Data,” (Release date: September 23, 2022). The Data & Analytics division of Black Knight manages the nation’s leading repository of loan-level residential mortgage data and performance information covering the majority of the overall market.

12 Lowest expense ratio out of 5 US-registered ETFs in the ETFdb Homebuilders ETF Segment as of 8/31/2022. Expense ratio data for other ETFs were obtained from the funds’ prospectuses, data pulled as of 8/31/2022. ETFs in the same ETFdb segment may track different indexes, have differences in holdings, and show different performance.

Past performance does not guarantee future results.

The Hoya Capital Housing 100TM Index is a rules-based index composed of the 100 companies that collectively represent the performance of the US Housing Industry. The index is designed to track total annual spending on housing and housing-related services across the United States. The Index is divided into four US Housing Industry Business Segments, weighted based on their relative contribution to GDP: 1) Home Ownership and Rental Operators; 2) Home Building and Construction; 3) Home Improvement and Furnishings; 4) Home Financing, Technology & Services.

Diversification does not assure a profit or protect against loss in a declining market.

Hoya Capital Real Estate, LLC is the advisor to HOMZ which is distributed by Quasar Distributors, LLC.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments in the report for a complete list of fund holdings.

Hoya Capital ETFs

Letters to Shareholders
(Unaudited) (Continued)

Dear Shareholders,

On behalf of the entire Hoya Capital Real Estate team, we want to express our gratitude for the confidence you have placed in the Hoya Capital High Dividend Yield ETF (“RIET” or the “Fund”). The following information pertains to the period from March 1, 2022 through August 31, 2022 (the “current fiscal period”).

RIET offers diversified exposure to select high-dividend yielding securities across the U.S. real estate sector. The Fund seeks to track the performance, before fees and expenses, of the Hoya Capital High Dividend Yield Index (“the Index”), a rules-based index that is designed to provide diversified exposure to 100 U.S. exchange-listed common and preferred securities that collectively provide income through high dividend yields.

The multi-factor selection process incorporates a quality screen to identify companies with lower leverage profiles and begins with the selection of “Dividend Champions.” Securities are then selected based principally on dividend yield across 14 property sectors and 3 market capitalization tiers. Real estate securities include exchange-listed common stocks, exchange-listed preferred stocks and other exchange-listed equity securities issued by U.S. real estate companies, including real estate investment trusts (“REITs”) and similar REIT-like entities.

During this current fiscal period, the market value and net asset value (“NAV”) for RIET generated a cumulative total return of -8.61% and -8.58%, respectively, compared to a return of -6.47% on the Dow Jones U.S. Real Estate Index (the “Benchmark”). The Hoya Capital High Dividend Yield Index (the “Index”) returned -8.52% during the current fiscal period. Meanwhile, outstanding shares ended the current fiscal period at 1,910,000.

As of the end of the current fiscal period, the Distribution Yield on RIET was 7.92%. The 30 Day SEC Yield was 8.33% while the 30-Day Unsubsidized Distribution Yield was 8.08%. RIET has paid a monthly distribution in each month since inception.

The current fiscal period was defined by several prevailing macroeconomic themes as the positive tailwinds from the waning of the global coronavirus pandemic and from significant fiscal stimulus were offset by the negative effects of inflation, geopolitical challenges, and tightening monetary policy. Of note, the annual increase in the U.S. Consumer Price Index climbed to the highest level since the early 1980s,1 which prompted the Federal Reserve to aggressively raise benchmark interest rates in an effort to contain inflation, which generally contributed to downward pressure on financial assets across the risk and maturity spectrum.

High levels of consumer price inflation were aggravated by ongoing supply chain issues related to the lingering effects of the pandemic and by the Russian invasion of Ukraine, which contributed to a weakening of real economic output. Despite strong labor

Hoya Capital ETFs

Letters to Shareholders
(Unaudited) (Continued)

market conditions throughout the period, the United States recorded two consecutive quarters of negative real Gross Domestic Product (“GDP”) growth in the first and second quarters of 2022.2 Despite the GDP contraction, market pricing reflected expectations of U.S. outperformance as economic conditions become more unsettled in Europe and Asia later in the fiscal period, evidenced by the strengthening of the U.S. Dollar to two-decade highs.3

During the current fiscal period, the Large-Cap REITs category was the leading upside contributor to the fund’s performance, benefiting from strong performance from the Specialty property sector – notably the casino REIT sub-sector – which is viewed as one of the more inflation-hedged asset classes given their lease structure which include CPI-linked rent escalators and indirect inflation hedges linked to tenant performance.

More broadly, the comparative advantage of publicly-traded REITs relative to smaller private real estate companies became a factor given the tighter credit conditions and rising interest rates, as many publicly-traded REITs are able to finance operations using longer-term unsecured debt because of their investment-grade credit rating, while smaller private real estate firms tend to rely more heavily on shorter-maturity mortgage debt.

Across all three REIT market capitalization tiers, the Healthcare property sector was also a notable upside standout during the fiscal period as REITs focused on senior housing and skilled nursing properties benefited from the post-pandemic recovery in occupancy rates and improved labor market conditions after battling severe nursing shortages and margin pressures in the prior fiscal period. The Net Lease property sector was also a notable upside standout as investors rotated back into more defensive areas of the real estate sector, which benefited property sectors including Net Lease and Healthcare that tend to utilize longer lease terms.

The leading detractor during the current fiscal period was the Small-Cap REITs category, which was negatively affected by the sharp the rise in long-term interest rates and the broader slowdown in economic growth given that smaller market capitalization REITs tend to operate with a higher-degree of financial and operational leverage compared to their larger peers. The rise in interest rates and a slower pace of real estate transactions activity particularly affected several Small-Cap REITs that utilize a higher degree of shorter-term financing and several REITs that were in the midst of a shift in business strategy that were reliant on asset dispositions.

Across all three REIT market capitalization tiers, the Office and Industrial property sectors were notable laggards during the fiscal period. For Office REITs, the post-pandemic “return to the office” was more muted than anticipated as tight labor market conditions and generally high-levels of employee satisfaction with hybrid or remote work arrangements have prevented employers from mandating in-person attendance.

Hoya Capital ETFs

Letters to Shareholders
(Unaudited) (Continued)

For Industrial REITs, the broader economic slowdown prompted several major logistics firms to scale-back on their leasing activity, which raised questions over the trajectory of leasing activity following a period of robust rental rate growth.

We continue to see a compelling long-term investment case for RIET, particularly for investors seeking diversified exposure to real, income-producing assets in the United States which provide the potential for reliable monthly income and inflation-hedging in an otherwise uncertain macroeconomic and geopolitical environment.

Further, the diligently researched rules-driven selection process of the RIET Index reflects an “income-first” objective and is grounded in the core principals of balanced diversification and limited single-stock risk, which we believe provides both innovative and optimized exposure to high income-producing securities in a simple, accessible, and cost-effective package.

Thank you once again and we look forward to keeping you well informed.

Sincerely,
Alex Pettee, CFA
President & Director of Research and ETFs
Hoya Capital Real Estate, Adviser to the Fund

Must be preceded or accompanied by a prospectus.

Investing involves risks. Principal loss is possible. The fund is passively managed and attempts to mirror the composition and performance of the Hoya Capital High Dividend Yield Index. The Fund’s returns may not match due to expenses incurred by the Fund or lack of precise correlation with the index and may at times not hold or be fully invested in the same securities as the index. The Fund’s investments will be concentrated in real estate-related industries. Investments in real estate companies involve unique risks. Real estate companies, including REITs, may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. Many factors may affect real estate values, including the availability of mortgages and changes in interest rates. Real estate companies are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. Preferred stocks may decline in price, fail to pay dividends, or be illiquid. Compared to large cap companies, small and mid-capitalizations companies may be less stable and their securities may be more volatile and less liquid. The Fund is new with no track record to evaluate. The fund seeks to maintain relatively consistent monthly distributions; however, because the amount of income earned by the Fund varies from month-to-month, the Fund’s distributions may be more or less than the actual amount of income earned in that period and may include income, return of capital, and capital gains. Distributions for funds investing in real estate investment trusts (REITs) may later be characterized as capital gains and/or a return of capital, depending on the character of the dividends reported to each fund after year-end by REITs held by a fund. The final tax treatment of these distributions will be reported to shareholders after the close of each fiscal year on form 1099-DIV.

Short term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns.

Hoya Capital ETFs

Letters to Shareholders
(Unaudited) (Continued)

The Dow Jones US Real Estate Index is designed to track the performance of real estate investment trusts (REIT) and other companies that invest directly or indirectly in real estate through development, management, or ownership, including property agencies.

1 U.S. Bureau of Labor Statistics, Consumer Price Index for All Urban Consumers: All Items in U.S. City Average. August 2022. (Release Date: September 13, 2022). Consumer Price Index for All Urban Consumers: All Items is a price index of a basket of goods and services paid by urban consumers. Percent changes in the price index measure the inflation rate between any two time periods. The most common inflation metric is the percent change from one year ago.

2 U.S. Bureau of Economic Analysis, Real Gross Domestic Product. Second Quarter, 2022. (Release Date: August 25, 2022). Real gross domestic product is the inflation adjusted value of the goods and services produced by labor and property located in the United States.

3 The U.S. Dollar Index (DXY) is an index of the value of the United States dollar relative to a basket of foreign currencies, often referred to as a basket of U.S. trade partners’ currencies. The Index goes up when the U.S. dollar gains “strength” (value) when compared to other currencies.

Past performance does not guarantee future results.

The Hoya Capital High Dividend Yield Index seeks to provide diversified exposure to 100 of the highest dividend yielding real estate securities in the United States, utilizing a rules-based methodology to select U.S. exchange-listed real estate securities that collectively provide income through high dividend yields. Securities are selected to the Index through a multi-factor, tier-weighted process that selects components based principally on dividend yield, subject to diversification requirements across property sectors and market capitalizations, and subject to minimum liquidity requirements. Real estate securities include exchange-listed common stocks, exchange-listed preferred stocks and other exchange-listed equity securities issued by U.S. real estate companies, including real estate investment trusts (REITs) and similar REIT-like entities.

Diversification does not assure a profit or protect against loss in a declining market.

Hoya Capital Real Estate, LLC is the advisor to RIET which is distributed by Quasar Distributors, LLC.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments in the report for a complete list of fund holdings.

Hoya Capital ETFs

Portfolio Allocations

As of August 31, 2022 (Unaudited)

Hoya Capital Housing ETF
Sector	Percent of Net Assets
Residential REITs & Real Estate Operators (a)	28.4%
Home Furnishings & Home Goods	15.6
Home Building Products & Materials	15.0
Homebuilders	14.9
Mortgage Lenders & Servicers	10.3
Home Improvement Retailers	6.2
Property, Title & Mortgage Insurance	5.3
Real Estate Technology, Brokerage & Services	3.9
Short-Term Investments	0.3
Other Assets in Excess of Liabilities	0.1
Total	100.0%

Hoya Capital High Dividend Yield ETF
Sector	Percent of Net Assets
Mid-Cap REITs (b)	29.3%
Small-Cap REITs (b)	28.8
Dividend Champions	15.2
Large-Cap REITs	15.2
Preferreds Issued By U.S. REITs	10.5
Short-Term Investments	0.9
Other Assets in Excess of Liabilities	0.1
Total	100.0%

(a)

The Index, and consequently the Fund, is expected to concentrate its investments in the U.S. residential housing industry. The value of the Fund’s shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries. See Note 7 in Notes to Financial Statements.

(b)

The Index, and consequently the Fund, is expected to concentrate its investments in real estate-related industries. The value of the Fund’s shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries. See Note 7 in Notes to Financial Statements.

Hoya Capital Housing ETF

Schedule of Investments

August 31, 2022 (Unaudited)

Shares	Security Description	Value
	COMMON STOCKS — 99.6%
	Home Building Products & Materials — 15.0%
5,157	A.O. Smith Corporation	$291,113
3,732	Armstrong World Industries, Inc.	313,451
5,135	Beacon Roofing Supply, Inc. (a)	281,963
5,096	Builders FirstSource, Inc. (a)	298,677
7,930	Carrier Global Corporation	310,222
1,532	Cavco Industries, Inc. (a)	358,503
2,408	Eagle Materials, Inc.	288,045
8,249	Leggett & Platt, Inc.	315,277
1,494	Lennox International, Inc.	358,739
4,734	Louisiana-Pacific Corporation	256,725
5,515	Masco Corporation	280,548
2,276	Mohawk Industries, Inc. (a)	251,179
3,322	Owens Corning	271,507
5,646	PotlatchDeltic Corporation	262,087
2,961	Simpson Manufacturing Company, Inc.	274,307
6,673	Skyline Champion Corporation (a)	378,159
1,621	TopBuild Corporation (a)	297,875
5,008	Trex Company, Inc. (a)	234,324
1,234	Watsco, Inc.	335,685
8,012	Weyerhaeuser Company	273,690
		5,932,076
	Home Furnishings & Home Goods — 15.6%
3,000	Amazon.com, Inc. (a)	380,310
6,389	American Woodmark Corporation (a)	331,142
713	Costco Wholesale Corporation	372,257
4,651	Floor & Decor Holdings, Inc. - Class A (a)	378,405
4,746	Fortune Brands Home & Security, Inc.	291,547
7,070	iRobot Corporation (a)	416,282
13,530	La-Z-Boy, Inc.	357,057
2,248	Middleby Corporation (a)	323,307
11,272	MillerKnoll, Inc.	312,009
2,571	PPG Industries, Inc.	326,466
1,271	RH (a)	325,262
1,214	Sherwin-Williams Company	281,769
7,366	Sleep Number Corporation (a)	305,173
13,186	Tempur Sealy International, Inc.	329,782
2,515	Walmart, Inc.	333,363

The accompanying notes are an integral part of these financial statements.

Hoya Capital Housing ETF

Schedule OF INVESTMENTS
August 31, 2022 (Unaudited) (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.6% (Continued)
	Home Furnishings & Home Goods — 15.6% (Continued)
6,857	Wayfair, Inc. - Class A (a)	$361,432
1,860	Whirlpool Corporation	291,276
2,962	Williams-Sonoma, Inc.	440,598
		6,157,437
	Home Improvement Retailers — 6.2%
4,182	Home Depot, Inc.	1,206,172
6,520	Lowe’s Companies, Inc.	1,265,793
		2,471,965
	Homebuilders — 14.9%
9,166	DR Horton, Inc.	652,161
19,177	KB Home	549,421
8,359	Lennar Corporation - Class A	647,405
17,313	MDC Holdings, Inc.	538,088
7,696	Meritage Homes Corporation (a)	602,982
149	NVR, Inc. (a)	616,869
14,700	PulteGroup, Inc.	597,702
22,868	Taylor Morrison Home Corporation (a)	574,215
13,508	Toll Brothers, Inc.	591,515
30,789	Tri Pointe Homes, Inc. (a)	533,573
		5,903,931
	Mortgage Lenders & Servicers — 10.3%
22,432	AGNC Investment Corporation	268,062
41,454	Annaly Capital Management, Inc.	267,378
16,504	Arbor Realty Trust, Inc.	247,230
7,501	Bank of America Corporation	252,108
3,823	Black Knight, Inc. (a)	252,930
28,060	Chimera Investment Corporation	238,510
6,910	Citizens Financial Group, Inc.	253,459
19,928	Huntington Bancshares, Inc.	267,035
2,116	JPMorgan Chase & Company	240,653
24,944	New Residential Investment Corporation	235,222
16,827	PennyMac Mortgage Investment Trust	249,881
1,641	PNC Financial Services Group, Inc.	259,278
30,558	Rocket Companies, Inc. - Class A	241,408
5,713	Truist Financial Corporation	267,597
52,533	Two Harbors Investment Corporation	254,785

The accompanying notes are an integral part of these financial statements.

Hoya Capital Housing ETF

Schedule OF INVESTMENTS
August 31, 2022 (Unaudited) (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.6% (Continued)
	Mortgage Lenders & Servicers — 10.3% (Continued)
6,177	Wells Fargo & Company	$269,997
		4,065,533
	Property, Title & Mortgage Insurance — 5.3%
2,076	Allstate Corporation	250,158
6,612	Fidelity National Financial, Inc.	258,529
4,528	First American Financial Corporation	242,248
20,365	MGIC Investment Corporation	291,016
11,659	Old Republic International Corporation	254,633
2,332	Progressive Corporation	286,020
13,068	Radian Group, Inc.	275,865
1,541	Travelers Companies, Inc.	249,087
		2,107,556
	Real Estate Technology, Brokerage & Services — 3.9%
24,047	Anywhere Real Estate, Inc. (a)	234,939
4,654	CoStar Group, Inc. (a)	324,104
53,692	Matterport, Inc. (a)	247,520
11,905	RE/MAX Holdings, Inc. - Class A	270,958
28,477	Redfin Corporation (a)	233,227
7,241	Zillow Group, Inc. - Class C (a)	242,284
		1,553,032
	Residential REITs & Real Estate Operators — 28.4% (b)
16,029	American Homes 4 Rent - Class A	569,991
13,702	Apartment Income REIT Corporation	559,727
2,936	AvalonBay Communities, Inc.	589,872
4,262	Camden Property Trust	547,710
14,073	CubeSmart	648,062
8,222	Equity LifeStyle Properties, Inc.	576,362
7,897	Equity Residential	577,902
2,128	Essex Property Trust, Inc.	564,048
3,435	Extra Space Storage, Inc.	682,637
26,102	Independence Realty Trust, Inc.	507,684
16,001	Invitation Homes, Inc.	580,516
3,338	Mid-America Apartment Communities, Inc.	553,006
8,333	NexPoint Residential Trust, Inc.	440,149
1,847	Public Storage	611,043
3,769	Sun Communities, Inc.	579,333
49,516	Tricon Residential, Inc.	516,947

The accompanying notes are an integral part of these financial statements.

Hoya Capital Housing ETF

Schedule OF INVESTMENTS
August 31, 2022 (Unaudited) (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 99.6% (Continued)
	Residential REITs & Real Estate Operators — 28.4% (b) (Continued)
12,588	UDR, Inc.	$564,824
30,507	UMH Properties, Inc.	550,346
10,705	Ventas, Inc.	512,341
6,807	Welltower, Inc.	521,757
		11,254,257
	TOTAL COMMON STOCKS (Cost $45,498,728)	39,445,787

	SHORT-TERM INVESTMENTS — 0.3%
107,823	First American Government Obligations Fund - Class X, 2.04% (c)	107,823
	TOTAL SHORT-TERM INVESTMENTS (Cost $107,823)	107,823
	TOTAL INVESTMENTS — 99.9% (Cost $45,606,551)	39,553,610
	Other Assets in Excess of Liabilities — 0.1%	41,082
	NET ASSETS — 100.0%	$39,594,692

Percentages are stated as a percent of net assets.

The Fund’s security classifications are defined by the Fund’s Adviser.

(a)	Non-income producing security.
(b)

The Index, and consequently the Fund, is expected to concentrate its investments in the U.S. residential housing industry. The value of the Fund’s shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries. See Note 7 in Notes to the Financial Statements.

(c)	Rate shown is the annualized seven-day yield as of August 31, 2022.

REIT - Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

Hoya Capital High Dividend Yield ETF

Schedule of Investments

August 31, 2022 (Unaudited)

Shares	Security Description	Value
	COMMON STOCKS — 88.5%
	Dividend Champions — 15.2%
2,363	Alexandria Real Estate Equities, Inc.	$362,484
3,583	Boston Properties, Inc.	284,598
1,975	Crown Castle, Inc.	337,389
2,770	Digital Realty Trust, Inc.	342,455
4,973	Equity Residential	363,924
2,161	Extra Space Storage, Inc.	429,456
7,385	Iron Mountain, Inc.	388,525
8,823	National Retail Properties, Inc.	396,153
3,511	Simon Property Group, Inc.	358,052
4,575	WP Carey, Inc.	384,437
		3,647,473
	Large-Cap REITs — 15.2%
31,802	AGNC Investment Corporation	380,034
58,774	Annaly Capital Management, Inc.	379,092
12,533	Blackstone Mortgage Trust, Inc. - Class A	363,206
8,451	Gaming and Leisure Properties, Inc.	407,930
20,524	Medical Properties Trust, Inc.	299,856
12,992	Omega Healthcare Investors, Inc.	424,319
35,366	Rithm Capital Corporation	333,501
9,314	Spirit Realty Capital, Inc.	380,477
16,405	Starwood Property Trust, Inc.	376,167
11,178	Vornado Realty Trust	293,087
		3,637,669
	Mid-Cap REITs — 29.3% (a)
24,900	Apollo Commercial Real Estate Finance, Inc.	290,085
18,722	Arbor Realty Trust, Inc.	280,456
27,901	Brandywine Realty Trust	224,045
14,611	Broadstone Net Lease, Inc.	279,655
16,847	CareTrust REIT, Inc.	362,884
31,821	Chimera Investment Corporation	270,478
15,384	Easterly Government Properties, Inc.	276,143
6,207	EPR Properties	269,942
21,463	Global Net Lease, Inc.	295,545
7,823	Highwoods Properties, Inc.	237,897
2,436	Innovative Industrial Properties, Inc.	223,430
15,146	KKR Real Estate Finance Trust, Inc.	291,712

The accompanying notes are an integral part of these financial statements.

Hoya Capital High Dividend Yield ETF

Schedule OF INVESTMENTS
August 31, 2022 (Unaudited) (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 88.5% (Continued)
	Mid-Cap REITs — 29.3% (a) (Continued)
27,269	Ladder Capital Corporation	$301,595
7,980	LTC Properties, Inc.	358,222
22,900	MFA Financial, Inc.	250,297
5,213	National Health Investors, Inc.	341,504
16,277	Outfront Media, Inc.	288,103
19,080	PennyMac Mortgage Investment Trust	283,338
16,454	Physicians Realty Trust	274,124
20,809	Piedmont Office Realty Trust, Inc.	245,130
21,089	Ready Capital Corporation	276,266
22,679	Sabra Health Care REIT, Inc.	339,505
4,949	SL Green Realty Corporation	218,597
59,579	Two Harbors Investment Corporation	288,958
28,158	Uniti Group, Inc.	264,404
		7,032,315
	Small-Cap REITs — 28.8% (a)
17,336	AFC Gamma, Inc.	$301,473
1,264	Alexander’s, Inc.	299,442
38,729	American Finance Trust, Inc.	288,918
40,546	ARMOUR Residential REIT, Inc.	287,877
35,846	BrightSpire Capital, Inc.	301,106
41,429	Broadmark Realty Capital, Inc.	267,217
44,403	Cherry Hill Mortgage Investment Corporation	287,287
22,768	City Office REIT, Inc.	262,970
38,292	Ellington Residential Mortgage REIT	309,399
66,949	Franklin Street Properties Corporation	188,127
11,016	Getty Realty Corporation	331,361
15,549	Gladstone Commercial Corporation	296,519
24,045	Global Medical REIT, Inc.	260,648
29,131	Granite Point Mortgage Trust, Inc.	274,414
20,983	Industrial Logistics Properties Trust	157,163
17,525	Invesco Mortgage Capital, Inc.	278,472
101,438	New York Mortgage Trust, Inc.	284,026
14,403	Office Properties Income Trust	253,061
11,343	One Liberty Properties, Inc.	273,933
19,694	Orchid Island Capital, Inc.	266,263
20,039	Postal Realty Trust, Inc. - Class A	297,579
61,147	Sachem Capital Corporation	270,270

The accompanying notes are an integral part of these financial statements.

Hoya Capital High Dividend Yield ETF

Schedule OF INVESTMENTS
August 31, 2022 (Unaudited) (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 88.5% (Continued)
	Small-Cap REITs — 28.8% (a) (Continued)
29,500	TPG RE Finance Trust, Inc.	$273,170
5,922	Universal Health Realty Income Trust	301,371
17,730	Urstadt Biddle Properties, Inc. - Class A	296,446
		6,908,512
	TOTAL COMMON STOCKS (Cost $25,048,922)	21,225,969

	PREFERRED STOCKS — 10.5%
	Preferreds Issued By U.S. REITs — 10.5%
	AGNC Investment Corporation
3,590	Series C, 7.000%, Perpetual (b)	87,560
3,822	Series E, 6.500%, Perpetual (b)	84,963
	Annaly Capital Management, Inc.
3,521	Series F, 6.950%, Perpetual (b)	84,891
3,770	Series G, 6.500%, Perpetual (b)	84,599
3,648	Series I, 6.750%, Perpetual (b)	85,071
	ARMOUR Residential REIT, Inc.
3,800	Series C, 7.000%, Perpetual	80,117
	Chimera Investment Corporation
3,738	Series B, 8.000%, Perpetual (b)	82,871
4,071	Series C, 7.750%, Perpetual (b)	83,293
3,904	Series D, 8.000%, Perpetual (b)	83,858
	DigitalBridge Group, Inc.
3,733	Series H, 7.125%, Perpetual	88,771
3,742	Series I, 7.150%, Perpetual	87,600
3,777	Series J, 7.125%, Perpetual	88,722
	Global Net Lease, Inc.
3,762	Series A, 7.250%, Perpetual	87,797
3,637	Series B, 6.875%, Perpetual	91,642
	Hersha Hospitality Trust
4,185	Series D, 6.500%, Perpetual	90,856
	Invesco Mortgage Capital, Inc.
4,134	Series B, 7.750%, Perpetual (b)	83,507
4,065	Series C, 7.500%, Perpetual (b)	78,780
	KKR Real Estate Finance Trust, Inc.
3,692	Series A, 6.500%, Perpetual	80,855

The accompanying notes are an integral part of these financial statements.

Hoya Capital High Dividend Yield ETF

Schedule OF INVESTMENTS
August 31, 2022 (Unaudited) (Continued)

Shares	Security Description	Value
	PREFERRED STOCKS — 10.5% (Continued)
	Preferreds Issued By U.S. REITs — 10.5% (Continued)
	MFA Financial, Inc.
3,893	Series C, 6.500%, Perpetual (b)	$75,875
	Necessity Retail REIT, Inc.
3,516	Series A, 7.500%, Perpetual	83,962
	New York Mortgage Trust, Inc.
3,820	Series D, 8.000%, Perpetual (b)	80,602
3,799	Series E, 7.875%, Perpetual (b)	83,844
	PennyMac Mortgage Investment Trust
3,439	Series B, 8.000%, Perpetual (b)	83,086
4,050	Series C, 6.750%, Perpetual	76,383
	Rithm Capital Corporation
3,716	Series B, 7.125%, Perpetual (b)	80,117
4,107	Series C, 6.375%, Perpetual (b)	80,210
	RLJ Lodging Trust
3,281	Series A, 1.950%, Perpetual (c)	84,354
	SITE Centers Corporation
3,645	Series A, 6.375%, Perpetual	91,380
	Two Harbors Investment Corporation
3,782	Series B, 7.625%, Perpetual (b)	81,200
3,959	Series C, 7.250%, Perpetual (b)	83,733
		2,520,499
	TOTAL PREFERRED STOCKS (Cost $2,794,019)	2,520,499

The accompanying notes are an integral part of these financial statements.

Hoya Capital High Dividend Yield ETF

Schedule OF INVESTMENTS
August 31, 2022 (Unaudited) (Continued)

Shares	Security Description	Value
	SHORT-TERM INVESTMENTS — 0.9%
211,615	First American Government Obligations Fund - Class X, 2.04% (d)	$211,615
	TOTAL SHORT-TERM INVESTMENTS (Cost $211,615)	211,615
	TOTAL INVESTMENTS — 99.9% (Cost $28,054,556)	23,958,083
	Other Assets in Excess of Liabilities — 0.1%	34,841
	NET ASSETS — 100.0%	$23,992,924

Percentages are stated as a percent of net assets.

The Fund’s security classifications are defined by the Fund’s Adviser.

(a)

The Index, and consequently the Fund, is expected to concentrate its investments in real estate-related industries. The value of the Fund’s shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries. See Note 7 in Notes to Financial Statements.

(b)	Variable rate security based on a reference index and spread. Rate is fixed to variable and currently in the fixed phase. Rate disclosed is the rate in effect as of August 31, 2022.
(c)	Convertible security.
(d)	Rate shown is the annualized seven-day yield as of August 31, 2022.

REIT - Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

Hoya Capital ETFs

Statements of Assets and Liabilities

August 31, 2022 (Unaudited)

	Hoya Capital Housing ETF	Hoya Capital High Dividend Yield ETF
ASSETS
Investments in securities, at value*	$39,553,610	$23,958,083
Dividends and interest receivable	52,037	40,154
Total assets	39,605,647	23,998,237

LIABILITIES
Management fees payable, net of waiver	10,955	5,313
Total liabilities	10,955	5,313

NET ASSETS	$39,594,692	$23,992,924

Net Assets Consist of:
Paid-in capital	$43,894,391	$27,932,827
Total distributable earnings (accumulated deficit)	(4,299,699)	(3,939,903)
Net assets	$39,594,692	$23,992,924

Net Asset Value:
Net Assets	$39,594,692	$23,992,924
Shares outstanding^	1,175,000	1,910,000
Net asset value, offering and redemption price per share	$33.70	$12.56
*Identified Cost:
Investments in Securities	$45,606,551	$28,054,556

^	No par value, unlimited number of shares authorized.

The accompanying notes are an integral part of these financial statements.

Hoya Capital ETFs

Statements of Operations

For the Six-Months Ended August 31, 2022 (Unaudited)

	Hoya Capital Housing ETF	Hoya Capital High Dividend Yield ETF
INCOME
Dividends*	$633,115	$924,055
Interest	553	832
Total investment income	633,668	924,887

EXPENSES
Management fees	72,467	58,648
Total expenses before waiver	72,467	58,648
Less management fees waived (see Note 3)	—	(29,324)
Net expenses	72,467	29,324

Net investment income (loss)	561,201	895,563

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	2,208,921	170,755
Change in unrealized appreciation (depreciation) on investments	(10,250,230)	(3,003,715)
Net realized and unrealized gain (loss) on investments	(8,041,309)	(2,832,960)
Net increase (decrease) in net assets resulting from operations	$(7,480,108)	$(1,937,397)

*	Net of foreign taxes withheld of $2,018 and $0, respectively.

The accompanying notes are an integral part of these financial statements.

Hoya Capital Housing ETF

Statements of Changes in Net Assets

	Six-Months Ended August 31, 2022 (Unaudited)	Year Ended February 28, 2022
OPERATIONS
Net investment income (loss)	$561,201	$764,151
Net realized gain (loss) on investments	2,208,921	10,822,631
Change in unrealized appreciation (depreciation) of investments	(10,250,230)	(3,477,882)
Net increase (decrease) in net assets resulting from operations	(7,480,108)	8,108,900

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(470,743)	(783,934)
Tax return of capital to shareholders	—	(233,770)
Total distributions to shareholders	(470,743)	(1,017,704)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	904,010	31,613,303
Payments for shares redeemed	(16,781,222)	(34,906,983)
Net increase (decrease) in net assets derived from capital share transactions (a)	(15,877,212)	(3,293,680)
Net increase (decrease) in net assets	$(23,828,063)	$3,797,516

NET ASSETS
Beginning of period/year	$63,422,755	$59,625,239
End of period/year	$39,594,692	$63,422,755

(a)	A summary of capital shares transactions is as follows:

	Shares	Shares
Shares sold	25,000	775,000
Shares redeemed	(450,000)	(875,000)
Net increase (decrease)	(425,000)	(100,000)

The accompanying notes are an integral part of these financial statements.

Hoya Capital High Dividend Yield ETF

Statement of Changes in Net Assets

	Six-Months Ended August 31, 2022 (Unaudited)	Period Ended February 28, 2022 (a)
OPERATIONS
Net investment income (loss)	$895,563	$242,826
Net realized gain (loss) on investments	170,755	70,441
Change in unrealized appreciation (depreciation) of investments	(3,003,715)	(1,092,758)
Net increase (decrease) in net assets resulting from operations	(1,937,397)	(779,491)

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(873,410)	(349,605)
Tax return of capital to shareholders	—	(200,959)
Total distributions to shareholders	(873,410)	(550,564)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	5,667,249	23,150,555
Payments for shares redeemed	(684,018)	—
Net increase (decrease) in net assets derived from capital share transactions (b)	4,983,231	23,150,555
Net increase (decrease) in net assets	$2,172,424	$21,820,500

NET ASSETS
Beginning of period	$21,820,500	$—
End of period	$23,992,924	$21,820,500

(a)	The Fund commenced operations on September 21, 2021. The information presented is for the period from September 21, 2021 to February 28, 2022.

(b)	A summary of capital shares transactions is as follows:

	Shares	Shares
Shares sold	430,000	1,530,000
Shares redeemed	(50,000)	—
Net increase (decrease)	380,000	1,530,000

The accompanying notes are an integral part of these financial statements.

Hoya Capital Housing ETF

Financial Highlights

For a capital share outstanding throughout the period/year

	Six-Months Ended August 31, 2022		Year Ended February 28,			Period Ended February 29,
	(Unaudited)		2022	2021		2020 (1)
Net asset value, beginning of period/year	$39.64		$35.07	$26.78		$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (2)	0.43		0.42	0.49		0.43
Net realized and unrealized gain (loss) on investments (3)	(6.00)		4.71	8.82		1.80
Total from investment operations	(5.57)		5.13	9.31		2.23

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from:
Net investment income	(0.37)		(0.42)	(0.87)		(0.45)
Net realized gains	—		(0.01)	—		—
Tax return of capital to shareholders	—		(0.13)	(0.15)		—
Total distributions	(0.37)		(0.56)	(1.02)		(0.45)

CAPITAL SHARE TRANSACTIONS:
Transaction fees (see Note 6)	—		—	—		0.00	(4)
Net asset value, end of period/year	$33.70		$39.64	$35.07		$26.78
Total return	-14.13	%(5)	14.60%	35.54%		8.88	%(5)

SUPPLEMENTAL DATA:
Net assets at end of period/year (000’s)	$39,595		$63,423	$59,625		$11,381

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.30	%(6)	0.30%	0.33	%(8)	0.45	%(6)
Net investment income (loss) to average net assets	2.32	%(6)	1.03%	1.67%		1.60	%(6)
Portfolio turnover rate (7)	9	%(5)	13%	19%		11	%(5)

(1)	Commencement of operations on March 19, 2019.
(2)	Calculated based on average shares outstanding during the period.
(3)

Realized and unrealized gains (losses) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(4)	Represents less than $0.005 per share.
(5)	Not annualized.
(6)	Annualized.
(7)	Excludes the impact of in-kind transactions.
(8)	Effective August 1, 2020, the management fee for the Fund was reduced from 0.45% to 0.30%.

The accompanying notes are an integral part of these financial statements.

Hoya Capital High Dividend Yield ETF

Financial Highlights

For a capital share outstanding throughout the period

	Six-Months Ended August 31, 2022 (Unaudited)		Period Ended February 28, 2022 (1)
Net asset value, beginning of period	$14.26		$14.92

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (2)	0.52		0.23
Net realized and unrealized gain (loss) on investments (3)	(1.72)		(0.41)
Total from investment operations	(1.20)		(0.18)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from:
Net investment income	(0.50)		(0.30)
Net realized gains	—		(0.01)
Tax return of capital to shareholders	—		(0.17)
Total distributions	(0.50)		(0.48)

Net asset value, end of period	$12.56		$14.26
Total return	-8.58	%(4)	-1.35	%(4)

SUPPLEMENTAL DATA:
Net assets at end of period (000’s)	$23,993		$21,821

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets (before management fees waived)	0.50	%(5)	0.50	%(5)
Expenses to average net assets (after management fees waived)	0.25	%(5)	0.25	%(5)
Net investment income (loss) to average net assets (before management fees waived)	7.39	%(5)	3.17	%(5)
Net investment income (loss) to average net assets (after management fees waived)	7.64	%(5)	3.42	%(5)
Portfolio turnover rate (6)	15	%(4)	7	%(4)

(1)	Commencement of operations on September 21, 2021.
(2)	Calculated based on average shares outstanding during the period.
(3)

Realized and unrealized gains (losses) per share are balancing amounts necessary to reconcile the change in net asset value per share for the period and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(4)	Not annualized.
(5)	Annualized.
(6)	Excludes the impact of in-kind transactions.

The accompanying notes are an integral part of these financial statements.

Hoya Capital ETFs

Notes to Financial Statements

August 31, 2022 (Unaudited)

NOTE 1 – ORGANIZATION

Hoya Capital Housing ETF and Hoya Capital High Dividend Yield ETF (individually each a “Fund” or collectively the “Funds”) are each a diversified series of ETF Series Solutions (“ESS” or the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on February 9, 2012. The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Funds’ shares is registered under the Securities Act of 1933, as amended (the “Securities Act”). The investment objective of the Hoya Capital Housing ETF is to track the performance, before fees and expenses, of the Hoya Capital Housing 100™ Index (the “Index”). The investment objective of the Hoya Capital High Dividend Yield ETF is to track the performance, before fees and expenses, of the Hoya Capital High Dividend Yield Index (the “Index”). Hoya Capital Housing ETF commenced operations on March 19, 2019 and Hoya Capital High Dividend Yield ETF commenced operations on September 21, 2021.

The end of the reporting period for the Funds is August 31, 2022, and the period covered by these Notes to Financial Statements is the six-month period ended August 31, 2022 (the “current fiscal period”).

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.

Security Valuation. All equity securities, including domestic and foreign common stocks, preferred stocks and exchange traded funds that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively, “Nasdaq”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded

Hoya Capital ETFs

NOTES TO FINANCIAL STATEMENTS
August 31, 2022 (Unaudited) (Continued)

security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value.

Investments in mutual funds, including money market funds, are valued at their net asset value (“NAV”) per share.

Securities for which quotations are not readily available are valued at their respective fair values in accordance with pricing procedures adopted by the Fund’s Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board. The use of fair value pricing by the Funds may cause the NAV of their shares to differ significantly from the NAV that would be calculated without regard to such considerations.

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 —

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that

Hoya Capital ETFs

NOTES TO FINANCIAL STATEMENTS
August 31, 2022 (Unaudited) (Continued)

are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of the end of the current fiscal period:

Hoya Capital Housing ETF
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$39,445,787	$—	$—	$39,445,787
Short-Term Investments	107,823	—	—	107,823
Total Investments in Securities	$39,553,610	$—	$—	$39,553,610

Hoya Capital High Dividend Yield ETF
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$21,225,969	$—	$—	$21,225,969
Preferred Stocks	2,520,499	—	—	2,520,499
Short-Term Investments	211,615	—	—	211,615
Total Investments in Securities	$23,958,083	$—	$—	$23,958,083

^	See Schedule of Investments for breakout of investments by sector classifications.

During the current fiscal period, the Funds did not recognize any transfers to or from Level 3.

B.

Federal Income Taxes. The Funds’ policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their net investment income and net capital gains to shareholders. Therefore, no federal income tax provision is required. Each Fund plans to file U.S. Federal and applicable state and local tax returns. Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax

Hoya Capital ETFs

NOTES TO FINANCIAL STATEMENTS
August 31, 2022 (Unaudited) (Continued)

positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the current fiscal period, the Funds did not incur any interest or penalties.

C.

Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income or separately disclosed, if any, are recorded at the fair value of the security received. Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Funds’ understanding of the applicable tax rules and regulations.

Distributions received from investments in Real Estate Investment Trusts (“REITs”) may be characterized as ordinary income, net capital gain, or a return of capital. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, the Funds must use estimates in reporting the character of income and distributions received during the current calendar year for financial statement purposes. The actual character of distributions to the Funds’ shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by the Funds’ shareholders may represent a return of capital.

D.

Distributions to Shareholders. Distributions to shareholders from net investment income, if any, are declared and paid monthly by the Funds. Distributions to shareholders from net realized gains on securities are declared and paid by the Funds on, at least, an annual basis. Distributions are recorded on the ex-dividend date.

E.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the current fiscal period. Actual results could differ from those estimates.

Hoya Capital ETFs

NOTES TO FINANCIAL STATEMENTS
August 31, 2022 (Unaudited) (Continued)

F.

Share Valuation. The NAV per share of each Fund are calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of outstanding shares of each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share of each Fund is equal to each Fund’s NAV per share.

G.

Reclassifications of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share.

These timing differences are primarily due to differing book and tax treatments for in-kind transactions.

For the fiscal year/period ended February 28, 2022, the following table shows the reclassifications made:

	Distributable Earnings (Accumulated Deficit)	Paid-In Capital
Hoya Capital Housing ETF	$(10,933,756)	$10,933,756
Hoya Capital High Dividend Yield ETF	—	—

During the fiscal year/period ended February 28, 2022, the Hoya Capital Housing ETF realized $10,933,756 in net capital gains resulting from in-kind redemptions, in which shareholders exchanged Fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from distributable earnings (accumulated deficit) to paid-in capital.

H.

Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

I.

Subsequent Events. In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no events

Hoya Capital ETFs

NOTES TO FINANCIAL STATEMENTS
August 31, 2022 (Unaudited) (Continued)

or transactions that occurred during the period subsequent to the end of the current fiscal period that materially impacted the amounts or disclosures in the Funds’ financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Hoya Capital Real Estate, LLC (the “Adviser”), serves as the investment adviser to the Funds. An affiliate of the Adviser, Hoya Capital Index Innovations (the “Index Provider”), serves as index provider to the Funds. Pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Funds, and the Adviser, the Adviser provides investment advice to the Funds and oversees the day-to-day operations of the Funds, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Adviser is also responsible for arranging, in consultation with Penserra Capital Management, LLC, (the “Sub-Adviser”), transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Funds to operate. Under the Advisory Agreement, the Adviser has agreed to pay all expenses of the Funds, except for: the fee paid to the Adviser pursuant to the Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses and distribution (12b-1) fees and expenses. For the services it provides to the Funds, the Funds pay the Adviser a unified management fee, which is calculated daily and paid monthly, at the annual rates of each Fund’s average daily net assets listed below.

Hoya Capital Housing ETF	0.30%
Hoya Capital High Dividend Yield ETF	0.50%

The Adviser is responsible for paying the Sub-Adviser. The Adviser has agreed to waive 0.25% of its Advisor fees for the Hoya Capital High Dividend Yield ETF until September 30, 2022. This agreement may be terminated only by, or with the consent of, the Board. Fees waived under this waiver agreement are not subject to recoupment by the Adviser.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or “Administrator”), acts as the Funds’ Administrator and, in that capacity, performs various administrative and accounting services for the Funds. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board; monitors the activities of the Funds’ Custodian, transfer agent, and fund accountant. Fund Services also serves as the transfer agent and fund accountant to the Funds. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Funds’ Custodian.

Hoya Capital ETFs

NOTES TO FINANCIAL STATEMENTS
August 31, 2022 (Unaudited) (Continued)

A Trustee and all officers of the Trust are affiliated with the Administrator and Custodian.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

During the current fiscal period, purchases and sales of securities by the Funds, excluding short-term securities and in-kind transactions were as follow:

	Purchases	Sales
Hoya Capital Housing ETF	$5,279,694	$4,248,210
Hoya Capital High Dividend Yield ETF	$4,053,160	$3,521,631

During the current fiscal period, there were no purchases or sales of U.S. Government securities.

During the current fiscal period, in-kind transactions associated with creations and redemptions were as follow:

	In-Kind Purchases	In-Kind Sales
Hoya Capital Housing ETF	$—	$16,523,318
Hoya Capital High Dividend Yield ETF	$5,141,039	$677,750

NOTE 5 – INCOME TAX INFORMATION

The amount and character of tax basis distributions and composition of net assets, including distributable earnings (accumulated deficit) are finalized at fiscal year-end; accordingly, tax basis balances have not been determined for the current fiscal period.

The components of distributable earnings (accumulated deficit) and cost basis of investments for federal income tax purposes at February 28, 2022 were as follows:

	Hoya Capital Housing ETF	Hoya Capital High Dividend Yield ETF
Tax cost of investments	$59,578,676	$22,924,472
Gross tax unrealized appreciation	$8,347,536	$603,401
Gross tax unrealized depreciation	(4,537,398)	(1,732,497)
Net tax unrealized appreciation (depreciation)	3,810,138	(1,129,096)
Undistributed ordinary income	—	—
Undistributed long-term capital gains	—	—
Other accumulated gain (loss)	(158,986)	—
Distributable earnings (accumulated deficit)	$3,651,152	$(1,129,096)

Hoya Capital ETFs

NOTES TO FINANCIAL STATEMENTS
August 31, 2022 (Unaudited) (Continued)

The difference between the cost basis for financial statement and federal income tax purposes is primarily due to timing differences in recognizing wash sales.

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the Funds’ taxable year subsequent to October 31 and December 31, respectively. Hoya Capital Housing ETF deferred $158,986 of post-October capital losses and no late-year ordinary losses. The Hoya Capital High Dividend Yield ETF did not elect to defer any post-October capital losses or late-year losses.

As of February 28, 2022, the Funds had no capital loss carryforward.

The tax character of distributions declared by the Funds during the fiscal year/period ended February 28, 2022, were as follows:

	Year/Period Ended February 28, 2022
Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
Hoya Capital Housing ETF	$764,151	$19,783	$233,770
Hoya Capital High Dividend Yield ETF	287,207	62,398	200,959

The tax character of distributions paid by the Hoya Capital Housing ETF during the fiscal year ended February 28, 2021 was $559,784 of ordinary income, $427,845 of long-term capital gain and $165,491 of return of capital.

NOTE 6 – SHARE TRANSACTIONS

Shares of the Funds are listed and trade on the New York Stock Exchange Arca, Inc. (“NYSE Arca”). Market prices for the shares may be different from their NAV. The Funds issue and redeem shares on a continuous basis at NAV generally in blocks of 25,000 shares for Hoya Capital Housing ETF, and 10,000 shares for the Hoya Capital High Dividend Yield ETF, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Funds. Creation Units may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participation Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore,

Hoya Capital ETFs

NOTES TO FINANCIAL STATEMENTS
August 31, 2022 (Unaudited) (Continued)

they are unable to purchase or redeem shares directly from the Funds. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Funds currently offer one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Funds is $300, payable to the Custodian. The fixed transaction fee may be waived on certain orders if the Funds’ Custodian has determined to waive some or all of the costs associated with the order or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee, payable to the Funds, may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. Variable fees received by the Funds, if any, are displayed in the Capital Shares Transactions section of the Statements of Changes in Net Assets. The Funds may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Funds have equal rights and privileges.

NOTE 7 – RISKS

Concentration Risk. The Funds’ investments will be concentrated in an industry or group of industries to the extent the Indexes are so concentrated, and the Indexes are expected to be concentrated in housing and real estate-related industries. When the Funds focus their investments in a particular industry or sector, they thereby present a more concentrated risk and their performance will be especially sensitive to developments that significantly affect that industry or group of industries. In addition, the value of shares may change at different rates compared to the value of shares of a fund with investments in a more diversified mix of industries. An industry may have above-average performance during particular periods, but may also move up and down more than the broader market. The several industries that constitute a sector may all react in the same way to economic, political or regulatory events. The Funds’ performance could also be affected if the sectors, industries, or sub-sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance.

Construction and Housing Risk. The construction and housing industry can be significantly affected by the national, regional and local real estate markets. This industry is also sensitive to interest rate fluctuations which can cause changes in the availability of mortgage capital and directly affect the purchasing power of potential homebuyers. The building industry can be significantly affected by changes in government spending, consumer confidence, demographic patterns and the level of new and existing home sales.

Hoya Capital ETFs

NOTES TO FINANCIAL STATEMENTS
August 31, 2022 (Unaudited) (Continued)

COVID-19 Risk. The recent global outbreak of COVID-19 has disrupted economic markets and the prolonged economic impact is uncertain. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Funds’ investments.

Hoya Capital ETFs

Expense Examples

For the Six-Months Ended August 31, 2022 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of the Funds shares, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated in the following Expense Example Tables.

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Hoya Capital ETFs

Expense Examples

For the Six-Months Ended August 31, 2022 (Unaudited) (Continued)

Hoya Capital Housing ETF
	Beginning Account Value March 1, 2022	Ending Account Value August 31, 2022	Expenses Paid During the Period(1)
Actual	$1,000.00	$ 858.70	$1.41
Hypothetical (5% annual return before expenses)	$1,000.00	$ 1,023.69	$1.53

(1)

The dollar amounts shown as expenses paid during the period are equal to the annualized six-month net expense ratio, 0.30%, multiplied by the average account value during the period, multiplied by 184/365, to reflect the one-half year period.

Hoya Capital High Dividend Yield ETF
	Beginning Account Value March 1, 2022	Ending Account Value August 31, 2022	Expenses Paid During the Period(2)
Actual	$1,000.00	$ 914.20	$1.21
Hypothetical (5% annual return before expenses)	$1,000.00	$ 1,023.95	$1.28

(2)

The dollar amount shown as expenses paid during the period are equal to the annualized six-month net expense ratio, 0.25% (fee waivers in effect during the period), multiplied by the average account value during the period, multiplied by 184/365, to reflect the one-half year period.

Hoya Capital ETFs

Review of Liquidity Risk Management Program

(Unaudited)

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, the Trust, on behalf of the series of the Trust covered by this shareholder report (the “Series”), has adopted a liquidity risk management program to govern the Trust’s approach to managing liquidity risk. Rule 22e-4 seeks to promote effective liquidity risk management, thereby reducing the risk that a fund will be unable to meet its redemption obligations and mitigating dilution of the interests of fund shareholders. The Trust’s liquidity risk management program is tailored to reflect the Series’ particular risks, but not to eliminate all adverse impacts of liquidity risk, which would be incompatible with the nature of such Series.

The investment adviser to the Series has adopted and implemented its own written liquidity risk management program (the “Program”) tailored specifically to assess and manage the liquidity risk of the Series.

At a recent meeting of the Board of Trustees of the Trust, the Trustees received a report pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the period ended December 31, 2021. The report concluded that the Program is reasonably designed to assess and manage the Series’ liquidity risk and has operated adequately and effectively to manage such risk. The report reflected that there were no liquidity events that impacted the Series’ ability to timely meet redemptions without dilution to existing shareholders. The report further noted that no material changes have been made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding the Series’ exposure to liquidity risk and other principal risks to which an investment in the Series may be subject.

Hoya Capital Housing ETF

Approval of Sub-Advisory Agreements & Board Considerations

(Unaudited)

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), at a meeting held on April 20-21, 2022 (the “Meeting”), the Board of Trustees (the “Board”) of ETF Series Solutions (the “Trust”) approved the continuance of the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”) by and among Hoya Capital Real Estate, LLC (the “Adviser”), Penserra Capital Management, LLC (the “Sub-Adviser”), and the Trust, on behalf of the Hoya Capital Housing ETF (the “Fund”).

Prior to the Meeting, the Board, including the Trustees who are not parties to the Sub-Advisory Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), reviewed written materials (the “Materials”), including information from the Sub-Adviser regarding, among other things: (i) the nature, extent, and quality of the services provided by the Sub-Adviser; (ii) the historical performance of the Fund; (iii) the cost of the services provided and the profits realized by the Sub-Adviser from services rendered to the Fund; (iv) the extent to which any economies of scale realized by the Sub-Adviser in connection with its services to the Fund are shared with Fund shareholders; (v) any other financial benefits to the Sub-Adviser and its affiliates resulting from services rendered to the Fund; and (vi) other factors the Board deemed to be relevant.

The Board also considered that the Sub-Adviser, along with other service providers of the Fund, had provided written and oral updates on the firm over the course of the year with respect to its role as investment sub-adviser to the Fund, and the Board considered that information alongside the Materials in its consideration of whether the Sub-Advisory Agreement should be continued. Additionally, a representative from the Sub-Adviser provided an oral overview of the services provided to the Fund by the Sub-Adviser and additional information about the Sub-Adviser’s personnel and business operations. The Board then discussed the Materials and oral presentation that it had received and any other information that the Board received at the Meeting and deliberated on the approval of continuation of the Sub-Advisory Agreement in light of this information.

Approval of the Continuation of the Sub-Advisory Agreement with the Sub-Adviser

Nature, Extent, and Quality of Services Provided. The Trustees considered the scope of services provided under the Sub-Advisory Agreement, noting that the Sub-Adviser had provided and would continue to provide investment management services to the Fund. In considering the nature, extent, and quality of the services provided by the Sub-Adviser, the Board considered the quality of the Sub-Adviser’s compliance program and past reports from the Trust’s Chief Compliance Officer (“CCO”) regarding the CCO’s review of the Sub-Adviser’s compliance program. The Board also considered its previous experience with the Sub-Adviser providing investment management services to the Fund. The Board noted that it had received a copy of the Sub-Adviser’s registration form and financial statements, as well as the Sub-Adviser’s response to a

Hoya Capital Housing ETF

APPROVAL OF Sub-ADVISORY AGREEMENTs & BOARD CONSIDERATIONs

(Unaudited) (Continued)

detailed series of questions that included, among other things, information about the Sub-Adviser’s decision-making process, the background and experience of the firm’s key personnel, and the firm’s compliance policies, marketing practices, and brokerage information.

The Board noted the responsibilities that the Sub-Adviser has as the Fund’s investment sub-adviser, including: responsibility for the general management of the day-to-day investment and reinvestment of the assets of the Fund; determining the daily baskets of deposit securities and cash components; executing portfolio security trades for purchases and redemptions of the Fund’s shares conducted on a cash-in-lieu basis; oversight of general portfolio compliance with applicable securities laws, regulations, and investment restrictions; responsibility for quarterly reporting to the Board; and implementation of Board directives as they relate to the Fund. The Board also considered the Sub-Adviser’s resources and capacity with respect to portfolio management, compliance, and operations given the number of funds and/or accounts for which it provides sub-advisory services.

Historical Performance. The Board noted that information regarding the Fund’s performance for various time periods had been included in the Materials. The Board considered the Fund’s past investment performance, including for periods ended December 31, 2021. Because the Fund is designed to track the performance of an index, the Board considered, among other things, the extent to which the Fund tracked its index before fees and expenses. The Fund’s underlying index is the Hoya Capital Housing 100 Index. The Board noted that, for the one-year and since inception periods, the Fund performed in-line with its underlying index

Cost of Services Provided and Economies of Scale. The Board reviewed the sub-advisory fees paid by the Adviser to the Sub-Adviser for its services to the Fund. The Board considered that the fees paid to the Sub-Adviser are paid by the Adviser and noted that the fee reflected an arm’s-length negotiation between the Adviser and the Sub-Adviser. The Board further determined that the fees reflected an appropriate allocation of the advisory fee paid to each firm given the work performed by each firm and noted that the fees were generally in line with those charged by the Sub-Adviser in connection with other exchange-traded funds managed by the Sub-Adviser. The Board also evaluated the compensation and benefits received by the Sub-Adviser from its relationship with the Fund, taking into account an analysis of the Sub-Adviser’s profitability with respect to the Fund at various actual and projected Fund asset levels.

The Board expressed the view that it currently appeared that the Sub-Adviser might realize economies of scale in managing the Fund as assets grow in size. The Board further noted that because the Fund pays the Adviser a unified fee, any benefits from breakpoints in the sub-advisory fee schedule would accrue to the Adviser, rather than

Hoya Capital Housing ETF

APPROVAL OF Sub-ADVISORY AGREEMENTs & BOARD CONSIDERATIONs

(Unaudited) (Continued)

the Fund’s shareholders. Consequently, the Board determined that it would monitor fees as the Fund grows to determine whether economies of scale were being effectively shared with the Fund and its shareholders.

Conclusion. No single factor was determinative of the Board’s decision to approve the continuation of the Sub-Advisory Agreement; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including the Independent Trustees, unanimously determined that the Sub-Advisory Agreement, including the compensation payable under the agreement, was fair and reasonable to the Fund. The Board, including the Independent Trustees, unanimously determined that the approval of the continuation of the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

Hoya Capital ETFs

Federal Tax Information

(Unaudited)

For the fiscal year ended February 28, 2022, certain dividends paid by the Funds may be subject to the maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Hoya Capital Housing ETF	83.72%
Hoya Capital High Dividend Yield ETF	2.55%

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended February 28, 2022 was as follows:

Hoya Capital Housing ETF	82.68%
Hoya Capital High Dividend Yield ETF	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund was as follows:

Hoya Capital Housing ETF	0.00%
Hoya Capital High Dividend Yield ETF	15.45%

Information About Portfolio Holdings
(Unaudited)

The Funds file their complete schedules of portfolio holdings for their first and third fiscal quarters with the SEC on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT are available without charge, upon request, by calling toll-free at (800) 617-0004 or by accessing the Funds’ website at hoyaetfs.com. Furthermore, you may obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov. The Funds’ portfolio holdings are posted on their website at hoyaetfs.com daily.

Hoya Capital ETFs

Information About Proxy Voting

(Unaudited)

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge, upon request, by calling tollfree at (800) 617-0004, by accessing the SEC’s website at www.sec.gov, or by accessing the Funds’ website at hoyaetfs.com.

When available, information regarding how the Funds voted proxies relating to portfolio securities during the twelve-months ending June 30 is available by calling tollfree at (800) 617-0004 or by accessing the SEC’s website at www.sec.gov.

Information About the Funds’ Trustees
(Unaudited)

The SAI includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling tollfree at (800) 617-0004, by accessing the SEC’s website at www.sec.gov, by accessing the Funds’ website hoyaetfs.com.

Frequency Distribution of Premiums and Discounts
(Unaudited)

Information regarding how often shares of the Funds trade on the exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Funds is available, without charge, on the Funds’ website at hoyaetfs.com.

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Adviser

Hoya Capital Real Estate, LLC
137 Rowayton Avenue, Suite 430
Rowayton, Connecticut 06853

Index Provider

Hoya Capital Index Innovations, LLC
133 Rowayton Avenue, Suite C
Rowayton, Connecticut 06853

Sub-Adviser

Penserra Capital Management, LLC
4 Orinda Way, Suite 100-A
Orinda, California 94563

Distributor

Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

Custodian

U.S. Bank National Association
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, Wisconsin 53202

Legal Counsel

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

Hoya Capital Housing ETF

Symbol – HOMZ
CUSIP – 26922A230

Hoya Capital High Dividend Yield ETF

Symbol – RIET
CUSIP – 26922B840

(b)	Not applicable for this Registrant.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)		ETF Series Solutions

By (Signature and Title)*		/s/ Kristina R. Nelson
Kristina R. Nelson, President (principal executive officer)

Date	11/04/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Kristina R. Nelson
Kristina R. Nelson, President (principal executive officer)

Date	11/04/2022

By (Signature and Title)*		/s/ Kristen M. Weitzel
Kristen M. Weitzel, Treasurer (principal financial officer)

Date	11/04/2022

* Print the name and title of each signing officer under his or her signature.